UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2005

APPLE REIT SIX, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-51270	20-0620523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Six, Inc. (which is referred to below as the “Company” or as “we,” “us” or “our”) is filing this report in accordance with Item 2.01 and Item 9.01 of Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 24, 2005, one of our indirect wholly-owned subsidiaries, Apple Six Hospitality Ownership, Inc., closed on the purchase of five limited liability companies which own a total of five hotels. Under the master purchase contract and each of the separate purchase contracts, our purchasing subsidiary became the sole member of each of the five limited liability companies. The previous owners of the limited liability companies are related to each other, but have no material relationship to us or our subsidiaries, other than through the remaining purchase contracts, as discussed after the table below.

The table below describes the five hotels involved:

Hotel Description

Hotel	Franchise (a)	Hotel Owner	Number of Rooms	Purchase Price
Albany, Georgia	Courtyard by Marriott	Sunbelt-CAG, L.L.C.	84	$8,597,357
Dothan, Alabama	Hampton Inn & Suites	Sunbelt-IDA, L.L.C.	85	8,672,556
Columbus, Georgia	Residence Inn	Sunbelt-RCG, L.L.C.	78	7,887,810
Huntsville, Alabama	Residence Inn	Sunbelt-Huntsville II, L.L.C.	78	8,288,493
Lakeland, Florida	Residence Inn	RI-Lakeland, L.L.C.	78	9,886,109

TOTAL			403	$43,332,325

Note for Hotel Description:

(a)	All brand and trade names, logos or trademarks contained, or referred to, in this Form 8-K are the properties of their respective owners.

The purchase price under each purchase contract was funded by our ongoing offering of Units (with each Unit consisting of one common share and one Series A preferred share).

The master purchase contract and 11 additional related purchase contracts remain in effect, although the master purchase contract was amended to conclude the review period for all purchase contracts as of June 24, 2005. Closings under these other purchase contracts have not occurred and there can be no assurance as of the date of this report that any such closings will occur. Additional information regarding the master purchase contract, the 11 additional outstanding purchase contracts, and the five purchase contracts relating to the hotels listed above is set forth in our Form 8-K dated June 14, 2005 and filed with the Securities and Exchange Commission on June 17, 2005, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

a.	Financial Statements of Businesses Acquired

(Financial statements will be filed as necessary by amendment within the required time period).

b.	Pro Forma Financial Information

(Pro forma financial information will be filed as necessary by amendment within the required time period).

c.	Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Six, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, President

June 28, 2005